UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 24, 2026
OptimizeRx Corporation
(Exact name of registrant as specified in charter)

Nevada	001-38543	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
260 Charles Street, Suite 302
Waltham, MA 02453
(Address of principal executive offices)

Registrant’s telephone number, including area code: 248.651.6568
                           Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	OPRX	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On March 24, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of OptimizeRx Corporation (the “Company”) approved the dismissal of, and on March 25, 2026 subsequently dismissed, UHY LLP (“UHY”) as the Company’s independent registered public accounting firm, effective immediately.
The audit reports of UHY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through March 25, 2026, there were (1) no “disagreements”, as such term is described in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its reports, and (2) no “reportable events”, as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except as previously disclosed in the Company’s Annual Report on Form 10-K for the years ended December 31, 2025 and 2024, where the Company identified a material weakness in internal control over financial reporting related to controls ensuring data received from third-party service organizations were complete and accurate. The Company and the Audit Committee have discussed the material weakness with UHY and have authorized UHY to respond fully to inquiries of the successor independent registered public accounting firm concerning such material weakness. Such material weakness did not result in any restatement of the Company’s financial statements and did not give rise to any disagreement between the Company and UHY.
In accordance with Item 304(a)(3) of Regulation S-K, the Company provided UHY with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that UHY furnish it with a letter addressed to the SEC stating whether it agrees with the above statements in this Item 4.01(a). A copy of UHY’s letter, dated March 30, 2026, is attached as Exhibit 16.1 to this Current Report on Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
On March 26, 2026, the Company and the Audit Committee engaged Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, effective immediately.
During the fiscal years ended December 31, 2025 and 2024 and the subsequent interim period through March 26, 2026, the date of the appointment of Grant Thornton, neither the Company nor any person on its behalf has consulted with Grant Thornton with respect to either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement”, as described in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” as defined in Items 304(a)(1)(iv) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from UHY LLP addressed to the Securities and Exchange Commissions, dated March 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMIZERX CORPORATION

Date: March 30, 2026	By:	/s/ Edward Stelmakh
		Name:	Edward Stelmakh
		Title:	Chief Financial & Strategy Officer
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